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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 3, 1998
                        (Date of earliest event reported)



                              UNIVERSAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                        1-652                   54-0414210
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


          1501 North Hamilton Street                       23230
              Richmond, Virginia                         (Zip Code)
   (Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (804) 359-9311




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Item 5.     Other Events.

         The press release issued by the Registrant on December 3, 1998 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)     Exhibits.

                    99 Press release issued by the Registrant on December 3, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNIVERSAL CORPORATION
                                               (Registrant)



Date:  December 4, 1998                   By: /s/ James M. White, III
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                                              James M. White, III
                                              Vice President, General Counsel
                                                 and Secretary



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                                  Exhibit Index


 Exhibit
 Number                             Document

   99            Press release issued by the Registrant on December 3, 1998.